                                                                    EXHIBIT 99.2

                             SUBSCRIPTION AGREEMENT

                       -----------------------------------

                             CELERITY SYSTEMS, INC.

                       -----------------------------------

   Shares of common stock with an aggregate value equal to the amount of debt canceled, calculated at Market Price less twenty (20) percent, and warrants to purchase common stock at the rate of one (1) warrant at Market Price for each five dollars ($5) of debt canceled

                       -----------------------------------


To:     CELERITY SYSTEMS, INC.
        ======================

        This Subscription Agreement is made between CELERITY SYSTEMS, INC., a Delaware corporation (the "Company"), and the undersigned prospective purchaser who is subscribing hereby for shares of common stock (the "Shares") with an aggregate value equal to $__________, the amount due the undersigned from the Company (the "Debt"), calculated at Market Price less twenty (20) percent, and warrants to purchase common stock (the "Warrants" and together with the Shares, the "Securities") at the rate of one (1) warrant at Market Price for each five dollars ($5) of Debt canceled. As used herein, Market Price means the average closing bid price of the Company's common stock on the Nasdaq Bulletin Board for the five (5) trading days prior to the Company's acceptance of the Subscription Agreement. The purchase price for the Securities shall be equal to the aggregate amount of Debt cancelled. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Confidential Private Placement Memorandum dated March 8, 2000, together with any supplements or amendments thereto (the "Memorandum"), relating to an offering (the "Offering") of the Securities.

        In consideration of the Company's agreement to sell the Securities to the undersigned upon the terms and conditions contained herein, the undersigned agrees and represents as follows:

A.      SUBSCRIPTION.
        =============

        (1) The undersigned hereby irrevocably subscribes for and agrees to purchase the number of Securities based on the amount of Debt indicated on the signature page hereto in consideration for the cancellation by the undersigned of the Debt. In connection thereto, the undersigned hereby releases the Company and its officers, stockholders, directors, employees, agents and affiliates (collectively, the "Releasees") from all actions, causes of action, including without limitation, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, agreements guarantees, liabilities, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, equity or otherwise, whether known or unknown, contemplated or not contemplated, foreseen or unforeseen, fixed or contingent, which against the Releasees, the undersigned ever had, now has or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever, directly or indirectly, from the beginning of the world to the day of the date the Subscription Agreement is accepted by the Company (excluding any claims arising under this Subscription Agreement); provided, that in connection with any subscription of a current employee, officer or director of the Company, such employee, officer or director is only releasing the Company with respect to its obligations to pay the Debt.

        (2) If the Debt is represented by an instrument, as a condition of the Company's acceptance of the undersigned's Subscription Agreement, the undersigned must return to the Company the instrument evidencing the Debt or an affidavit of loss regarding the instrument..

        (3) If the undersigned's subscription is rejected, or if the Offering is withdrawn or terminated, the Debt shall be reinstated (or, in the case of rejection of a portion of the undersigned's subscription, the part of the Debt relating to such rejected portion). The Company expects to hold an initial closing of the Offering (the "Initial Closing") at any time after subscriptions have been accepted, to occur no later than the final closing date (the "Final Closing Date"), which is expected to occur on or before April 1, 2000, unless extended by the Company in its sole discretion for up to thirty (30) additional days. The Company may hold additional interim closings after the Initial Closing. Any such interim closing, together with the Initial Closing are each hereinafter referred to as an "Interim Closing" and shall occur on one or more dates each hereinafter referred to as an "Interim Closing Date." Upon the acceptance of the subscription of a subscriber (a "Purchaser") at any Interim Closing and on the Final Closing Date, the Securities so purchased will be issued to each such Purchaser, and the name of such Purchaser will be registered on the books of the Company as the record owner of the Securities.

        (4) The undersigned hereby acknowledges receipt of a copy of the Memorandum, and hereby agrees to be bound thereby upon the execution and delivery to the Company of the signature page to the undersigned's completed questionnaire (if applicable) submitted by the undersigned (the "Questionnaire") and this Subscription Agreement.

        (5) The undersigned agrees that the Company may, in its sole and absolute discretion, reduce the undersigned's subscription of Securities hereby applied for without any prior notice to or further consent by the undersigned. The undersigned hereby irrevocably constitutes and appoints the Company and each officer of the Company, each of the foregoing acting singly, in each case with full power of substitution, the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority in the undersigned's name, place and stead, to amend this Subscription Agreement and the Questionnaire, including in each case the undersigned's signature page thereto, to effect any of the foregoing provisions of this paragraph 4.

B.      REPRESENTATIONS AND WARRANTIES
        ==============================
        The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

        (1) The undersigned has been furnished with and has carefully read the Memorandum (including, without limitations all Appendices thereto), and is familiar with and understands the terms of the Offering, including the terms of the Warrants. In evaluating the suitability of an investment in the Offering, the undersigned has not relied upon any representation or other information (whether oral or written) from the Company (or any agent or representative thereof) other than as set forth in the Memorandum. With respect to individual or partnership tax and other tax or economic considerations involved in this investment, the undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting and financial advisers the suitability of an investment in the Offering for the undersigned's particular tax and financial situation and has determined that the Securities being subscribed for by the undersigned are a suitable investment for the undersigned.

        (2) The undersigned acknowledges that (i) the undersigned is aware of the right to request copies of any documents, records and books pertaining to this investment and (ii) such documents, records, and books pertaining to this investment which the undersigned requested (including, without limitation, the Memorandum) have been made available for inspection by the undersigned, and the undersigned's attorney, accountant or adviser(s).

        (3) The undersigned and/or the undersigned's adviser(s) has/have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering, and all such questions have been answered to the full satisfaction of the undersigned.

        (4) The undersigned is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

        (5) The undersigned either: (i) has a pre-existing business relationship with the Company or one of its officers, directors or controlling persons or
(ii) by reason of the undersigned's business or financial experience or the business or financial experience of the undersigned's representatives who are unaffiliated with and who are not compensated by the Company or any affiliate thereof, directly or indirectly, the undersigned or such representatives can be reasonably assumed to have the capacity to protect the undersigned's interests in connection with an investment in the Securities.

        (6) If the undersigned is a natural person, the undersigned has reached the age of majority in the state or other jurisdiction in which the undersigned resides, has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

        (7) The undersigned or the undersigned's purchaser representative, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the

Offering to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto.

        (8) The undersigned will not sell or otherwise transfer any Securities without registration of such securities under the Securities Act of 1933, as amended (the "Securities Act") and any applicable state or provincial securities laws or an exemption therefrom. Such securities have not been registered under the Securities Act or under the securities laws of any state. The undersigned represents that the undersigned is purchasing the Securities for the undersigned's own account, for investment and not with a view to resale or distribution except in compliance with the Securities Act and such laws. The undersigned has not offered or sold any portion of the Securities being acquired nor does the undersigned have any present intention of dividing such Securities with others or of selling, distributing or otherwise disposing of any portion of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Securities Act. THE UNDERSIGNED IS AWARE THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PURSUANT TO RULE 144 PROMULGATED THEREUNDER IS NOT PRESENTLY AVAILABLE; AND, THE COMPANY HAS NO OBLIGATION TO REGISTER THE SECURITIES SUBSCRIBED FOR HEREUNDER, OR TO MAKE AVAILABLE AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS PURSUANT TO SUCH RULE 144 OR ANY SUCCESSOR RULE FOR RESALE OF THE NOTE, EXCEPT AS PROVIDED HEREIN.

        (9) The undersigned recognizes that investment in the Securities involves substantial risks, including loss of the entire amount of such investment. Further, the undersigned has carefully read and considered the matters set forth under the caption "Risk Factors" in the Memorandum, and has taken full cognizance of and understands all of the risks related to the purchase of the Securities.

        (10) The undersigned acknowledges that each Share, Warrant and the shares of common stock underlying each Warrant shall be stamped or otherwise imprinted with a legend substantially in the following form:

                THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE AT THE OPTION OF THE COMPANY, TO BE EVIDENCED BY AN OPINION OF STOCKHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE COMPANY, THAT NO VIOLATION OF SUCH REGISTRATION

                PROVISIONS WOULD RESULT FROM ANY PROPOSED
                TRANSFER OR ASSIGNMENT.

        (11) The undersigned is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act ("Regulation D"), unless the following box is checked to indicate non-accredited investor status. / /

        (12) If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Subscription Agreement and all other agreements and instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of its Securities;
(b) to delegate authority pursuant to a power of attorney; and (c) to purchase and hold such Securities; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and (iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring such Securities, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

        (13) If the undersigned is a retirement plan or is investing on behalf of a retirement plan, the undersigned acknowledges that investment in the Securities poses additional risks including the inability to use losses generated by such an investment to offset taxable income; and

        (14) The undersigned shall indemnify and hold harmless the Company, and each officer, director or control person thereof, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company (or any agent or representative thereof) or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in the Subscription Agreement, the Questionnaire or any other document submitted by the undersigned, against losses, liabilities and expenses for which the Company or any officer, director or control person thereof has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company or such officer, director or control person in connection with such action, suit or proceeding.

C.      UNDERSTANDINGS.
        ===============

        The undersigned understands, acknowledges and agrees with the Company as follows:

        (1) Except as set forth herein, the undersigned hereby acknowledges and agrees that the subscription hereunder is irrevocable by the undersigned, that, except as required by law, the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

        (2) No federal or state agency has made any finding or determination as to the accuracy or adequacy of the Memorandum or as to the fairness of the terms of this Offering for investment nor any recommendation or endorsement of the Securities.

        (3) The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein and in the Questionnaire.

        (4) There is no public market for the Securities and no such public or other market may ever develop. There can be no assurance that the undersigned will be able to sell or dispose of the Securities. It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D thereunder, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

        (5) The undersigned acknowledges that the information contained in the Memorandum or otherwise made available to the undersigned is confidential and non-public and agrees that all such information shall be kept in confidence by the undersigned and neither used by the undersigned for the undersigned's personal benefit (other than in connection with this Subscription) nor disclosed to any third party for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any Subscription Agreement entered into with the Company).

        (6) The representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of a the Securities to the undersigned as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and, the purchase of the Securities Agreement.

        (7) Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or controlling persons of the Company, the Company has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in such Act and is therefore unenforceable to such extent.

        (8) IN MAKING AN INVESTMENT DECISION PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        (9) THE SECURITIES MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION, ORDER OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

E.      MISCELLANEOUS.
        ==============

        (1) Capitalized terms used in this Subscription Agreement, if not otherwise defined herein, shall have the respective meanings attributed to such terms in the Memorandum. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

        (2) Except as set forth herein, neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

        (3) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, at Celerity Systems, Inc., 122 Perimeter Park Drive, Knoxville, Tennessee 37922, Attention: President, at the address contained on page (iii) hereof or (ii) if to the undersigned, at the address for correspondence set forth in the Questionnaire, or at such other address as may have been specified by written notice given in accordance with this paragraph.

        (4) Failure of any party to exercise any right or remedy under this Subscription Agreement or any other agreement between them, or otherwise, or delay by any party in exercising such right or remedy, will not operate as a waiver thereof. No waiver by any party will be effective unless and until it is in writing and signed by such party.

        (5) This Subscription Agreement shall be governed by and shall be construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws principles of such State. The Company and the Purchaser each irrevocably consent to the jurisdiction of, and venue in, the courts of the State of Delaware, and of the federal courts located in the State of Delaware, in connection with any action or proceeding arising out of or relating to this Subscription Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Subscription Agreement, or a breach of this Subscription Agreement or any such document or instrument. This Subscription Agreement shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

        (6) This Subscription Agreement and the Securities purchased by the undersigned constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

F.      EXECUTION OF AGREEMENT BY POWER OF ATTORNEY.
        ============================================
        THE UNDERSIGNED ACKNOWLEDGES THAT THE UNDERSIGNED HAS SIGNED THIS SUBSCRIPTION AGREEMENT ON THE UNDERSIGNED'S OWN BEHALF, AND NOT BY POWER OF ATTORNEY, UNLESS SUCH POWER OF ATTORNEY EXPRESSLY PROVIDES FOR THE FURTHER DELEGATION OF SUCH POWER OF ATTORNEY BY THE HOLDER THEREOF AND, IN SUCH EVENT, THE UNDERSIGNED REPRESENTS THAT ATTACHED HERETO IS A TRUE AND COMPLETE COPY OF SUCH POWER OF ATTORNEY.

G.      SIGNATURE
        =========
        The signature of this Subscription Agreement is contained as part of the applicable Subscription Package, entitled "Signature Page." Signature of such "Signature Page" constitutes the signature of this Subscription Agreement.

                            A. CELERITY SYSTEMS, INC.
                        INDIVIDUAL INVESTOR QUESTIONNAIRE


        IMPORTANT:                Investor Name: _______________________________
        Please Complete

                                   Memorandum No. ______________________________
                                   (from the cover of this Subscription Booklet)



To:     CELERITY SYSTEMS, INC. (THE "COMPANY")
        ======================================

        The information contained in this Questionnaire is being furnished in order to determine whether the undersigned's subscription to purchase the Securities described in the Confidential Private Placement Memorandum may be accepted.

        ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities are exempt from registration under the Securities Act of 1933, as amended, and meet the requirements of applicable state securities or "blue sky" laws. Further, the undersigned understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

        IN ADDITION TO SIGNING THE SIGNATURE PAGE (PAGE A-5), YOU MUST COMPLETE FORM W-9 FOUND AT SECTION F AT THE END OF THIS SUBSCRIPTION PACKAGE.

        IF YOU ARE PURCHASING THE SECURITIES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE (PAGE A-4).

I.      PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF THE SECURITIES.

        / /    Individual

        / /    Joint Tenants (rights of survivorship)

        / /    Tenants in Common (no rights of survivorship)

II.     PLEASE CHECK ANY OF THE STATEMENTS 1-4 BELOW THAT APPLIES TO
        YOU.

        / /    1.    I have an individual net worth* or joint net worth with my spouse in excess of $1,000,000.

         / /   2.    I have had an individual income* in excess of $200,000 in
                     each of 1998 and 1999, and I reasonably expect an individual income in excess of $200,000 for 2000. NOTE: IF
                     YOU ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE
                     AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE
                     YEARS IN ORDER TO CHECK THIS BOX.

         / /   3.    My spouse and I have had a joint income in excess of
                     $300,000 in each of 1998 and 1999, and I reasonably expect a joint income in excess of $300,000 for 2000.

         / /   4.    I am a director or executive officer of the Company.


III.     OTHER CERTIFICATIONS.

         By signing the Signature Page, I certify the following (or, if I am purchasing the Securities with my spouse as co-owner, each of us certifies the following):

         (a)   that I am at least 21 years of age;

         (b) that my purchase of the Securities will be solely for my own account and not for the account of any other person (other than my spouse, if co-owner); and

         (c) that the name, residence address, and social security or taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

------------------------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

IV.      GENERAL INFORMATION.

         (a)  PURCHASER.

Name:  _________________________________________________________________________

Social Security or Taxpayer Identification Number:______________________________

Residence Address:______________________________________________________________
                                  (Number and Street)

________________________________________________________________________________
         (City)                   (State)                   (Zip Code)

Residence Telephone Number:_____________________________________________________
                                  (Area Code)               (Number)

Business Name and Address:______________________________________________________
                                  (Name of Business)

________________________________________________________________________________
                                  (Number and Street)

________________________________________________________________________________
         (City)                   (State)                   (Zip Code)

Business Telephone Number:______________________________________________________
                                  (Area Code)               (Number)

I prefer to have correspondence sent to: / /  Residence / /  Business

         (b)  SPOUSE, IF CO-OWNER.

Name:___________________________________________________________________________


Social Security or Taxpayer Identification Number:

________________________________________________________________________________


Residence Address
(if different from Purchaser's):________________________________________________
                                        (Number and Street)

________________________________________________________________________________
         (City)                   (State)                   (Zip Code)

Residence Telephone Number
(if different from
Purchaser's):___________________________________________________________________
                                  (Area Code)               (Number)

Business Name and Address
(if different from
Purchaser's):___________________________________________________________________
                                  (Business Name)

________________________________________________________________________________
                                  (Number and Street)

________________________________________________________________________________
         (City)                   (State)                   (Zip Code)

Business Telephone Number
(if different from
Purchaser's):___________________________________________________________________
                                  (Area Code)               (Number)

I prefer to have correspondence sent to: / /  Residence / /  Business

                             CELERITY SYSTEMS, INC.
                            INDIVIDUAL SIGNATURE PAGE

                  Your signature on this Individual Signature Page evidences your agreement to be bound by the QUESTIONNAIRE and the SUBSCRIPTION AGREEMENT.

                  The undersigned represents that (a) he/she has read and understands this Subscription Agreement, (b) the information contained in this Questionnaire is complete and accurate and (c) he/she will telephone the Company (contact by collect call at the telephone number contained on page iii hereof) immediately if any material change in any of this information occurs before the acceptance of his/her subscription and will promptly send the Company written confirmation of such change.

--------------------------------------------     -------------------------------
Amount of debt due the undersigned from the      Date
Company as consideration for the Securities

                                                 -------------------------------
                                                 Signature


                                                 -------------------------------
                                                 Name (Please Type or Print)


                                                 -------------------------------
                                                 Signature of Spouse if Co-Owner


                                                 -------------------------------
                                                 Name of Spouse if Co-Owner
                                                (Please Type or Print)

--------------------------------------------------------------------------------
IF YOU ARE PURCHASING THE SECURITIES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE (PAGE A-5).
--------------------------------------------------------------------------------


THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                            B. CELERITY SYSTEMS, INC.
                            CORPORATION QUESTIONNAIRE

                                        ----------------------------------------
        IMPORTANT:                      Investor Name: _________________________
        Please Complete

                                        Memorandum No. _________________________
                                        (from the cover of this Subscription
                                         Booklet)
                                        ----------------------------------------


To:     Celerity Systems, Inc. (the "Company")
        ======================================

        The information contained in this Questionnaire is being furnished in order to determine whether the undersigned CORPORATION'S subscription to purchase the Securities described in the Confidential Private Placement Memorandum may be accepted.

        ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned CORPORATION understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities are exempt from registration under the Securities Act of 1933, as amended, and meet the requirements of applicable state securities or "blue sky" laws. Further, the undersigned CORPORATION understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.

        IN ADDITION TO SIGNING THE SIGNATURE PAGE (PAGE B-4), THE UNDERSIGNED CORPORATION MUST COMPLETE FORM W-9 FOUND AT SECTION F AT THE END OF THIS SUBSCRIPTION PACKAGE.

I.     PLEASE CHECK ANY OF STATEMENTS 1-4 BELOW THAT APPLIES TO THE

CORPORATION.

       / /     1.   The undersigned CORPORATION: (a) has total assets in excess of $5,000,000; and (b) was not formed for the specific purpose of acquiring the Securities.

       / /     2.   Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder meets at least one of the following two conditions:

                    a. the shareholder is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

                    b. the shareholder is a natural person who had an individual income* in excess of $200,000 in each of 1998 and 1999 and who reasonably expects an individual income in excess of $200,000 in 2000.

      / /      3.   Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of 1998 and 1999 and who reasonably expects a joint income in excess of $300,000 during 2000.

      / /      4.  The undersigned CORPORATION is:

                    a. a bank as defined in Section 3(a)(2) of the Securities Act; or

                    b. a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; or

                    c. a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

                    d. an insurance company as defined in Section 2(13) of the Securities Act; or

                    e. an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

                    f. a small business investment company licensed by the U.S. Small Business Administration under Section 301
                         (c) or (d) of the Small Business Investment Act of 1958; or

                    g.   a private business development company as defined in
                         Section 202(a) (22) of the Investment Advisers Act of 1940.


--------------------------------------------------------------------------------
IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I AND DID NOT CHECK STATEMENT 1, YOU MUST PROVIDE A LETTER SIGNED BY AN OFFICER OF THE UNDERSIGNED CORPORATION LISTING THE NAME OF EACH SHAREHOLDER AND THE REASON (UNDER STATEMENT 2 OR STATEMENT 3) WHY SUCH SHAREHOLDER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME, OR JOINT INCOME) OR EACH SHAREHOLDER MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.
--------------------------------------------------------------------------------

II. IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN I ABOVE, EACH SHAREHOLDER MUST CHECK ANY OF THE STATEMENTS 1-4 BELOW THAT APPLIES TO SUCH SHAREHOLDER AND SIGN BELOW WHERE INDICATED.

--------------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

      / /      1.   I have an individual net worth or joint net worth with my
                    spouse in excess of $1,000,000.


      / /      2.   I have had an individual income in excess of $200,000 in
                    each of 1998 and 1999, and I reasonably expect an individual income in excess of $200,000 for 2000. NOTE: IF YOU ARE
                    BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN
                    INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE
                    YEARS IN ORDER TO CHECK THIS BOX.

      / /      3.   My spouse and I have had a joint income in excess of
                    $300,000 in each of 1998 and 1999, and I reasonably expect a joint income in excess of $300,000 for 2000.

      / /      4.     I am a director or executive officer of the Company.


-------------------------------------      -------------------------------------
Print Name of Shareholder(s)               Signature of Shareholder(s)

III.  OTHER CERTIFICATIONS.

      By signing the Signature Page, the undersigned certifies the following:

      (a) that the CORPORATION's purchase of the Securities will be solely for the CORPORATION's own account and not for the account of any other person or entity; and

      (b) that the CORPORATION's name, address of principal place of business, place of incorporation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV.   GENERAL INFORMATION.

      (a)  PROSPECTIVE PURCHASER (THE CORPORATION)

Name:__________________________________________________________________________


Principal Place of Business:___________________________________________________
                                 (Number and Street)

_______________________________________________________________________________
       (City)                    (State)                    (Zip Code)


Address for Correspondence (if different):_____________________________________
                                  (Number and Street)

_______________________________________________________________________________
       (City)                    (State)                    (Zip Code)


Telephone Number:______________________________________________________________
                                 (Area Code)                (Number)

State of Incorporation:________________________________________________________


Date of Formation:_____________________________________________________________


Taxpayer Identification Number:________________________________________________


Number of Shareholders:________________________________________________________

      (b)  INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE

           CORPORATION

Name:__________________________________________________________________________


Position or Title:_____________________________________________________________

      (c)  IF SECTION II HAS BEEN COMPLETED, NAMES OF INDIVIDUAL
           SHAREHOLDERS WHOSE SIGNATURES MUST APPEAR ON B-4

Name(s) of Shareholders:_______________________________________________________

                             CELERITY SYSTEMS, INC.

                           CORPORATION SIGNATURE PAGE

      Your signature on this Corporation Signature Page evidences the agreement by the CORPORATION to be bound by the Questionnaire and the Subscription Agreement.

      1. The undersigned CORPORATION hereby represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the CORPORATION will notify the Company (contact by collect call at the telephone number contained on page (iii) hereof) immediately if any material change in any of the information occurs prior to the acceptance of the undersigned CORPORATION's subscription and will promptly send the Company written confirmation of such change.

      2. The undersigned CORPORATION hereby certifies that it has read and understands this Subscription Agreement.

      3. The undersigned CORPORATION hereby represents and warrants that the person signing this Subscription Agreement on behalf of the CORPORATION has been duly authorized by all requisite action on the part of the CORPORATION to acquire the Securities and sign this Subscription Agreement on behalf of the CORPORATION and, further, that the undersigned CORPORATION has all requisite authority to purchase the Securities and enter into this Subscription Agreement.


--------------------------------------    --------------------------------------
Amount of debt due the undersigned                        Date
from the Company as consideration for
the Securities

                                          --------------------------------------
                                                  Name of Corporation
                                                 (Please Type or Print)

                                          By:
                                          --------------------------------------
                                                       (Signature)

                                          Name:
                                          --------------------------------------
                                                 (Please Type or Print)

                                          Title:
                                          --------------------------------------
                                                 (Please Type or Print)


THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                            C. CELERITY SYSTEMS, INC.
                               TRUST QUESTIONNAIRE

                                  ----------------------------------------------
     IMPORTANT:                   Investor Name: _______________________________
     Please Complete

                                   Memorandum No. ______________________________
                                   (from the cover of this Subscription Booklet)

                                  ----------------------------------------------


To:  CELERITY SYSTEMS, INC. (THE "COMPANY")
     ======================================
     The information contained in this Questionnaire is being furnished in order to determine whether the undersigned TRUST's subscription to purchase the Securities described in the Confidential Private Placement Memorandum may be accepted.

     ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned TRUST understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities are exempt from registration under the Securities Act of 1933, as amended, and meet the requirements of applicable state securities or "blue sky" laws. Further, the undersigned TRUST understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.

     IN ADDITION TO SIGNING THE SIGNATURE PAGE (PAGE C-4), THE
UNDERSIGNED TRUST MUST COMPLETE FORM W-9 FOUND AT SECTION F AT
THE END OF THIS SUBSCRIPTION PACKAGE.

--------------------------------------------------------------------------------
NOTE: RETIREMENT PLANS SHOULD COMPLETE THE QUESTIONNAIRE ON PAGES D-1 TO D-5.
--------------------------------------------------------------------------------


I.   PLEASE CHECK STATEMENTS 1 OR 2 BELOW, AS APPLICABLE.

        / /   1.   a.   the TRUST has total assets in excess of $5,000,000; AND

                    b. the TRUST was not formed for the specific purpose of acquiring the Securities;
                         AND

                    c. the purchase by the TRUST is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Offering.

        / /    2.   The TRUST is a revocable grantor TRUST which the grantor may revoke at any time without the consent or approval of any other person; the grantor retains sole investment control over the assets of the trust; and

                    a. the grantor is a natural person whose individual net worth* or joint net worth with the grantor's spouse exceeds $1,000,000; or

                    b. the grantor is a natural person who had an individual income* in excess of $200,000 in each of 1998 and 1999 and who reasonably expects an individual income in excess of $200,000 in 2000; or

                    c. the grantor is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of 1998 and 1999 and who reasonably expects a joint income in excess of $300,000 in 2000; or

                    d. the grantor is a director or executive officer of the Company.
--------------------------------------------------------------------------------
         IF THE TRUST IS A REVOCABLE GRANTOR TRUST, EACH GRANTOR MUST PHOTOCOPY AND COMPLETE SECTION II BELOW AND RETURN IT TO THE COMPANY IN THE SAME ENVELOPE WITH THE QUESTIONNAIRE.
--------------------------------------------------------------------------------


II.      FOR REVOCABLE GRANTOR TRUSTS ONLY:  PLEASE CHECK ANY OF

         STATEMENTS 1-4 BELOW THAT APPLY TO THE GRANTOR.

       / /     1.   I have an individual net worth or joint net worth with my
                    spouse in excess of $1,000,000.

       / /     2.   I have had an individual income in excess of $200,000 in
                    each of 1998 and 1999, and I reasonably expect an individual income in excess of $200,000 for 2000. [NOTE: IF YOU ARE
                    BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN
                    INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH

                  OF THESE YEARS IN ORDER TO CHECK THIS BOX.]

       / /     3.   My spouse and I have had a joint income in excess of
                    $300,000 in each of 1998 and 1999, and I reasonably expect a joint income in excess of $300,000 for 2000.

       / /     4.   I am a director or executive officer of the Company.

--------------------------------------    --------------------------------------
      Print Name of Grantor(s)            Signature of Grantor(s)

III.  OTHER CERTIFICATIONS.

         By signing the Signature Page, the undersigned certifies the following:

         (a) that the TRUST's purchase of the Securities will be solely for the TRUST's own account and not for the account of any other person;

         (b) that the TRUST's purchase of the Securities are within the investment powers and authority of the TRUST (as set forth in the declaration of trust or other governing instrument) and that all necessary consents, approvals, and authorizations for such

----------------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

              purchase have been obtained and that each person who signs the Signature Page has all requisite power and authority as trustee to execute this Questionnaire and the Subscription Agreement on behalf of the TRUST;

         (c)  that the TRUST has not been established in connection with either
              (i) an employee benefit plan (as defined in Section 3(3) of Employee Retirement Income Security Act of 1974, as amended ("ERISA")), whether or not subject to the provisions of Title I of ERISA, or (ii) a plan described in Section 4975(e) (i) of the Internal Revenue Code; and

         (d) that the TRUST's name, address, place of formation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV.      GENERAL INFORMATION.

         (a)      PROSPECTIVE PURCHASER (THE TRUST).

Name:___________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                                  (Number and Street)

________________________________________________________________________________
          (City)                  (State)                   (Zip Code)

Address for Correspondence (if different):______________________________________
                                                            (Number and Street)

________________________________________________________________________________
          (City)                  (State)                   (Zip Code)

Telephone Number:_______________________________________________________________
                                  (Area Code)                         (Number)

State in which Formed:__________________________________________________________

Date of Formation:______________________________________________________________

Taxpayer Identification Number:_________________________________________________

         (b) TRUSTEE(S) WHO ARE EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE TRUST.

                  Name(s) of
                  Trustee(s):___________________________________________________


                  If Grantor Trust, Name(s) of Grantor(s):______________________


V.       ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------
         A TRUST MUST ATTACH A COPY OF THE TRUST AGREEMENT, DECLARATION OF TRUST, OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE OFFERING. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.
--------------------------------------------------------------------------------

                             CELERITY SYSTEMS, INC.
                              TRUST SIGNATURE PAGE
                           --------------------------

         Your signature on this TRUST Signature Page evidences the agreement by the Trustee(s), on behalf of the TRUST, to be bound by the Questionnaire and the Subscription Agreement.

         1. The undersigned trustees represent that (a) the information contained in this Questionnaire is complete and accurate and (b) the TRUST will notify the Company (contact by collect call at the telephone number contained on page (iii) hereof) immediately if any material change in any of this information occurs before the acceptance of the TRUST's subscription and will promptly send the Company written confirmation of such change.

         2. The undersigned trustees hereby certify that they have read and understand this Subscription Agreement.

         3. The undersigned trustees hereby represent and warrant that the persons signing this Subscription Agreement on behalf of the TRUST are duly authorized to acquire the Securities and sign this Subscription Agreement on behalf of the TRUST and, further, that the undersigned TRUST has all requisite authority to purchase the Securities and enter into this Subscription Agreement.

--------------------------------------    --------------------------------------
Amount of debt due the undersigned        Date
from the Company as consideration for
the Securities



Please Type or Print the Exact Legal
Title of Trust as follows; Trustee's    --------------------------------------
name, as trustee for [Name of Grantor] Title of Trust under Agreement [or Declaration] of
Trust dated [Date of Trust Formation]

Name of                                 Name of
Trustee:                                Trustee:
        ---------------------------             --------------------------------
        (Please Type or Print)                  (Please Type or Print)


By:                                     By:
   --------------------------------        -------------------------------------
         (Signature of Trustee)                 (Signature of Trustee)

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT,

APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                            D. CELERITY SYSTEMS, INC.
                          RETIREMENT PLAN QUESTIONNAIRE

                                  ----------------------------------------------
        IMPORTANT:                Investor Name:
        Please Complete                          -------------------------------
                                   Memorandum No.
                                                  ------------------------------
                                   (from the cover of this Subscription Booklet)
                                  ----------------------------------------------



To:     Celerity Systems, Inc. (the "Company")

        The information contained in this Questionnaire is being furnished in order to determine whether the undersigned RETIREMENT PLAN's subscription to purchase the Securities described in the Confidential Private Placement Memorandum may be accepted.

        ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned RETIREMENT PLAN understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities are exempt from registration under the Securities Act of 1933, as amended, and meet the requirements of applicable state securities or "blue sky" laws. Further, the undersigned RETIREMENT PLAN understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

        IN ADDITION TO SIGNING THE SIGNATURE PAGE (PAGE D-5), YOU MUST COMPLETE FORM W-9 FOUND AT SECTION F AT THE END OF THIS SUBSCRIPTION PACKAGE.

I.   PLEASE CHECK ANY OF THE FOLLOWING STATEMENTS, AS APPLICABLE.


      / /      1.   The undersigned RETIREMENT PLAN certifies that it is a Keogh plan or Individual Retirement Account in which each participant satisfies at least one of the following conditions:

                    a. such person's individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

----------------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an Investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

                    b. such person had an individual income* in excess of $200,000 in each of 1998 and 1999 and reasonably expects an individual income in excess of $200,000 in 2000; or

                    c. such person, together with his or her spouse, had a joint income in excess of $300,000 in each of 1998 and 1999 and reasonably expects a joint income in excess of $300,000 in 2000.

                    2. The undersigned RETIREMENT PLAN certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and:

         / /        a.   The undersigned RETIREMENT PLAN is self-directed, and
                         each such person directing his account and for whom the investment is being made satisfies at least one of the following conditions:

                  (1) such person's individual net worth or joint net worth with his or her spouse exceeds $1,000,000; or

                  (2) such person had an individual income in excess of $200,000 in each of 1998 and 1999 and reasonably expects an individual income in excess of $200,000 in 2000; or

                  (3) such person together with his or her spouse, had a joint income in excess of $300,000 in each of 1998 and 1999 and reasonably expects a joint income in excess of $300,000 in 2000.

                  (4) such person is a director or executive officer of the Company.

         / /        b.   The undersigned RETIREMENT PLAN has total assets in
                         excess of $5,000,000; or


         / /        c.   The investment decisions are made by a plan fiduciary
                         as defined in Section 3(21) of ERISA that is either a bank, insurance company, or registered investment adviser.

--------------------------------------------------------------------------------
IF YOU CHECKED STATEMENT 1 OR STATEMENT 2(a) IN SECTION I ABOVE, EACH RETIREMENT PLAN PARTICIPANT FOR WHOSE ACCOUNT THE INVESTMENT IS BEING MADE MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.
--------------------------------------------------------------------------------

II. IF YOU CHECKED STATEMENT 1 OR STATEMENT 2(A) IN SECTION I ABOVE, EACH RETIREMENT PLAN PARTICIPANT FOR WHOSE ACCOUNT THE INVESTMENT IS BEING MADE MUST CHECK ANY OF THE STATEMENTS 1-4 BELOW THAT APPLIES TO SUCH PARTICIPANT.

           / /    1.   I have an individual net worth or joint net worth with my
                       spouse in excess of $1,000,000.

           / /    2.   I have had an individual income in excess of $200,000 in
                       each of 1998 and 1999, and I reasonably expect an individual income in excess of $200,000 for 2000. [NOTE:
                       IF YOU ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH
                       HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH
                       OF THESE YEARS IN ORDER TO CHECK THIS BOX.]

           / /    3.   My spouse and I have had a joint income in excess of
                       $300,000 in each of 1998 and 1999, and I reasonably expect a joint income excess of $300,000 for 2000.

           / /    4.   I am a director or executive officer of the Company.

--------------------------------------    --------------------------------------
           Print Name of Participant             Signature of Participant

III.  OTHER CERTIFICATIONS.

      By signing the Signature Page, the undersigned certifies the following:

           (a). that the RETIREMENT PLAN's purchase of the Securities will be solely for the RETIREMENT PLAN's own account and not for the account of any other person or entity;

           (b). that the RETIREMENT PLAN's governing documents duly authorize the type of investment contemplated herein, and the undersigned is authorized and empowered to make such investment on behalf of the RETIREMENT PLAN; and

           (c). that the RETIREMENT PLAN's name, address, place of formation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV.  GENERAL INFORMATION.

           (a). PROSPECTIVE PURCHASER (THE RETIREMENT PLAN).

Name:___________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                                  (Number and Street)

________________________________________________________________________________

      (City)                      (State)                  (Zip Code)
________________________________________________________________________________

Address for Correspondence (if different):

________________________________________________________________________________
                                  (Number and Street)

________________________________________________________________________________
      (City)                      (State)                   (Zip Code)

Telephone Number:_______________________________________________________________
                                  (Area Code)               (Number)

State in which Formed:__________________________________________________________


Date of Formation:______________________________________________________________


Taxpayer Identification Number:_________________________________________________


           (b). INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE RETIREMENT PLAN (TRUSTEE FOR AN EMPLOYEE BENEFIT PLAN; CUSTODIAN FOR AN IRA OR KEOGH).

Name:___________________________________________________________________________


Position or Title:______________________________________________________________


V.    ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------
THE RETIREMENT PLAN MAY BE REQUIRED TO ATTACH COPIES OF ALL DOCUMENTS GOVERNING THE PLAN AS WELL AS ALL OTHER DOCUMENTS AUTHORIZING THE RETIREMENT PLAN TO INVEST IN THIS OFFERING. INCLUDE, AS NECESSARY, THE TRUST AGREEMENT AND DOCUMENTS DEFINING PERMITTED INVESTMENTS BY THE RETIREMENT PLAN AND DEMONSTRATING AUTHORITY OF THE SIGNING INDIVIDUAL TO ACT ON BEHALF OF THE PLAN. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.
--------------------------------------------------------------------------------

                             CELERITY SYSTEMS, INC.

                         RETIREMENT PLAN SIGNATURE PAGE

      Your signature on this RETIREMENT PLAN Signature Page evidences the agreement by the RETIREMENT PLAN to be bound by the Questionnaire and the Subscription Agreement.

      I. The undersigned RETIREMENT PLAN hereby represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the RETIREMENT PLAN will notify the Company (contact by collect call at the telephone number contained on page (iii) hereof) immediately if any material change in any of the information occurs prior to the acceptance of the undersigned RETIREMENT PLAN's subscription and will promptly send the Company written confirmation of such change.

      2. The undersigned RETIREMENT PLAN hereby certifies that it has read and understands this Subscription Agreement.

      3. The undersigned RETIREMENT PLAN hereby represents and warrants that the person signing this Subscription Agreement on behalf of the RETIREMENT PLAN has been duly authorized to acquire the Securities and sign this Subscription Agreement on behalf of the RETIREMENT PLAN and, further, that the undersigned RETIREMENT PLAN has all requisite authority to purchase the Securities and enter into this Subscription Agreement.

--------------------------------------    --------------------------------------
Amount of debt due the undersigned                        Date
from the Company as consideration for
the Securities


                                          --------------------------------------
                                                Name of Retirement Plan
                                                 (Please Type or Print)

                                          By:
                                               ---------------------------------
                                                        (Signature)

                                          Name:
                                               ---------------------------------
                                                   (Please Type or Print)

                                          Title:
                                                --------------------------------
                                                   (Please Type of Print)

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                            E. CELERITY SYSTEMS, INC.
                            PARTNERSHIP QUESTIONNAIRE

                                  ----------------------------------------------
     IMPORTANT:                   Investor Name:
     Please Complete                             -------------------------------
                                   Memorandum No.
                                                  ------------------------------
                                   (from the cover of this Subscription Booklet)
                                   ---------------------------------------------


To:  Celerity Systems, Inc. (The "Company")
     ======================================
     The information contained in this Questionnaire is being furnished in order to determine whether the undersigned PARTNERSHIP's subscription to purchase the Securities described in the Confidential Private Placement Memorandum may be accepted.

     ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned PARTNERSHIP understands, however, that the Company or the Placement Agent may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities are exempt from registration under the Securities Act of 1933, as amended, and meet the requirements of applicable state securities or "blue sky" laws. Further, the undersigned PARTNERSHIP understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.

     IN ADDITION TO SIGNING THE SIGNATURE PAGE (PAGE E-4), THE
UNDERSIGNED PARTNERSHIP MUST COMPLETE FORM W-9 FOUND AT SECTION

AT THE END OF THIS SUBSCRIPTION PACKAGE.

I.   PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLIES TO THE

     PARTNERSHIP.

       / /   1.  The undersigned PARTNERSHIP: (a) has total assets in excess of
                 $5,000,000; and (b) was not formed for the specific purpose of acquiring the Shares.

       / /    2. Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner meets at least one of the following three conditions:

                 a. the partner is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

                 b. the partner is a natural person whose individual income* was in excess of $200,000 in each of 1998 and 1999 and who reasonably expects an individual income in excess of $200,000 in 2000; or

                 c. the partner is a director or executive officer of the Company.

       / /   3.   Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner is a natural person who, together with his or her spouse, has had a joint

----------------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

                 income in excess of $300,000 in each of 1998 and 1999 and who reasonably expects a joint income in excess of $300,000 in 2000.

--------------------------------------------------------------------------------
IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I AND DID NOT CHECK STATEMENT I, YOU MUST PROVIDE A LETTER SIGNED BY A GENERAL PARTNER OF THE UNDERSIGNED PARTNERSHIP LISTING THE NAME OF EACH PARTNER (WHETHER A GENERAL OR LIMITED PARTNER) AND THE REASON (UNDER STATEMENT 2 OR STATEMENT 3) SUCH PARTNER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME, OR JOINT INCOME), OR EACH PARTNER MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.
--------------------------------------------------------------------------------


II. IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I ABOVE, EACH PARTNER MUST CHECK ANY OF THE STATEMENTS 1-4 BELOW THAT APPLIES TO SUCH PARTNER AND SIGN WHERE INDICATED.

     / /    1.   I have an individual net worth or joint net worth with my
                 spouse in excess of $1,000,000.

     / /    2.   I have had an individual income in excess of $200,000 in each of 1998 and 1999, and I reasonably expect an individual income in excess of $200,000 for 2000. NOTE: IF YOU ARE BUYING JOINTLY
                 WITH YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN
                 EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK
                 THIS BOX.

     / /    3.   My spouse and I have had a joint income in excess of $300,000 in each of 1998 and 1999, and I reasonably expect a joint income in excess of $300,000 for 2000.

     / /    4.   I am a director or executive officer of the Company.

--------------------------------------    --------------------------------------
Print Name of Partner(s)                         Signature of Partner(s)

III.  OTHER CERTIFICATIONS.

     By signing the Signature Page, the undersigned certifies the following:

            (a) that the PARTNERSHIP's purchase of the Securities will be solely for the PARTNERSHIP's own account and not for the account of any other person; and

            (b) that the PARTNERSHIP's name, address of principal place of business, place of formation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV.  GENERAL INFORMATION.

            (a)  PROSPECTIVE PURCHASER (THE PARTNERSHIP)

Name:___________________________________________________________________________


Principal Place of Business:____________________________________________________
                                            (Number and Street)

________________________________________________________________________________

________________________________________________________________________________
         (City)                   (State)                   (Zip Code)

Address for Correspondence (if different):______________________________________
                                                     (Number and Street)
________________________________________________________________________________
         (City)                   (State)                   (Zip Code)

Telephone Number:_______________________________________________________________
                                  (Area Code)               (Number)

State in  which Formed:_________________________________________________________

Date of Formation:______________________________________________________________

Taxpayer Identification Number:_________________________________________________

Number of Partners:_____________________________________________________________

        (b) THE PERSON WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE PARTNERSHIP

Name:___________________________________________________________________________

Position or Title:______________________________________________________________


        (c) IF SECTION II HAS BEEN COMPLETED, NAMES OF INDIVIDUAL PARTNERS WHOSE SIGNATURES MUST APPEAR ON PAGE E-4

Name(s) of Individual Partners:_________________________________________________

                             CELERITY SYSTEMS, INC.
                           PARTNERSHIP SIGNATURE PAGE

        Your signature on this Partnership Signature Page evidences the agreement by the PARTNERSHIP to be bound by the Questionnaire and the Subscription Agreement.

        1. The undersigned PARTNERSHIP hereby represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the PARTNERSHIP will notify the Company (contact by collect call at the telephone number contained on page (iii) hereof) immediately if any material change in any of this information occurs before the acceptance of the undersigned PARTNERSHIP's subscription and will promptly send the Company written confirmation of such change.

        2. The undersigned PARTNERSHIP hereby certifies that it has read and understands this Subscription Agreement.

        3. The undersigned PARTNERSHIP hereby represents and warrants that the person signing this Subscription Agreement on behalf of the PARTNERSHIP is a general partner of the PARTNERSHIP, has been duly authorized by the PARTNERSHIP to acquire the Securities and sign this Subscription Agreement on behalf of the PARTNERSHIP and, further, that the undersigned PARTNERSHIP has all requisite authority to purchase the Securities and enter into this Subscription Agreement.


--------------------------------------    --------------------------------------
Amount of debt due the undersigned                          Date
from the Company as consideration for
the Securities

                                          --------------------------------------
                                                 Name of Partnership
                                                 (Please Type or Print)


                                           By:
                                               ---------------------------------
                                                      (Signature)

                                           Name:
                                                --------------------------------
                                                   (Please Type or Print)

                                           Title:
                                                --------------------------------

--------------------------------------------------------------------------------
THE RETIREMENT PLAN MAY BE REQUIRED TO ATTACH COPIES OF ALL DOCUMENTS GOVERNING THE PLAN AS WELL AS ALL OTHER DOCUMENTS AUTHORIZING THE RETIREMENT PLAN TO INVEST IN THIS OFFERING. INCLUDE, AS NECESSARY, THE TRUST AGREEMENT AND DOCUMENTS DEFINING PERMITTED INVESTMENTS BY THE RETIREMENT PLAN AND DEMONSTRATING AUTHORITY OF THE SIGNING INDIVIDUAL TO ACT ON BEHALF OF THE PLAN. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.
--------------------------------------------------------------------------------


THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                             CELERITY SYSTEMS, INC.

                             COMPANY SIGNATURE PAGE

       The Company's signature on this page evidences its agreement to be bound by the SUBSCRIPTION AGREEMENT.

Date: ___________, 2000

                                     CELERITY SYSTEMS, INC.

                                     By:_______________________________
                                           Kenneth D. Van Meter
                                           President and Chief Executive Officer